UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  April 7, 2010


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
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                                 --
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
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 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
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                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 7, 2010, United States Steel Corporation issued a press release announcing that it will record a charge of approximately $27 million in the first quarter of 2010 to reflect the impact of the recently enacted Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (the "Acts"). Included among the major provisions of the Acts is a change in the tax treatment of the Medicare Part D subsidy.

Item 9.01  Financial Statements and Exhibits

     (d)  Exhibits

          99.1 Press Release titled "U. S. Steel Announces Charge Related to New U.S. Health Care Legislation."

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Gregory A. Zovko
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     Gregory A. Zovko
     Vice President & Controller


Dated:  April 8, 2010